EXHIBIT 11(d)

                           HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables illustrate the way the Contracts operate. They show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $10,000 and also show the initial Death Benefit based on that premium. The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges. (See "Deductions and Charges," in the prospectus.) These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those under other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above or below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an annual maintenance fee of $30 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a withdrawal charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges"). The amounts shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Portfolios, at an annual rate of .85% of the average daily net assets of the Portfolios (See Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-.85%, 5.15%, and 11.15%,) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

The second column of each table shows the amount that would accumulate if the initial premium of $10,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

Northbrook Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Northbrook Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.



                                                NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                         ISSUE AGE 45 MALE
                                                   INITIAL FACE AMOUNT: $39,998

                             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)


                                                            CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums
  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,843           9,993          39,998              10,767           9,917          39,998
     2                  11,025           11,760          10,931          39,998              11,598          10,769          39,998
     3                  11,576           12,756          11,949          39,998              12,500          11,693          39,998
     4                  12,155           13,840          13,096          39,998              13,480          12,737          39,998
     5                  12,763           15,018          14,381          39,998              14,546          13,909          39,998
     6                  13,401           16,300          15,768          39,998              15,706          15,175          39,998
     7                  14,071           17,693          17,268          39,998              16,969          16,544          39,998
     8                  14,775           19,207          18,889          39,998              18,345          18,026          39,998
     9                  15,513           20,854          20,642          39,998              19,845          19,633          39,998
    10                  16,289           22,645          22,645          39,998              21,485          21,485          39,998
    11                  17,103           24,716          24,716          39,998              23,373          23,373          39,998
    12                  17,959           26,978          26,978          39,998              25,455          25,455          39,998
    13                  18,856           29,451          29,451          41,821              27,754          27,754          39,998
    14                  19,799           32,157          32,157          44,376              30,294          30,294          41,806
    15                  20,789           35,119          35,119          47,059              33,083          33,083          44,331
    16                  21,829           38,364          38,364          49,873              36,138          36,138          46,980
    17                  22,920           41,908          41,908          53,642              39,475          39,475          50,527
    18                  24,066           45,777          45,777          57,680              43,118          43,118          54,329
    19                  25,270           50,004          50,004          62,005              47,097          47,097          58,400
    20                  26,533           54,621          54,621          66,637              51,444          51,444          62,762
    25                  33,864           84,945          84,945          98,536              79,898          79,898          92,682
    35                  55,160          207,665         207,665         218,048             195,079         195,079         204,833

     * When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                         ISSUE AGE 45 MALE
                                                   INITIAL FACE AMOUNT: $39,998

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)


                                                            CURRENT CHARGES(1)                               GUARANTEED CHARGES(2)
                               ----------------------------------------------- -----------------------------------------------------
                    Premiums
  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,256           9,406          39,998              10,179           9,329          39,998
     2                  11,025           10,520           9,691          39,998              10,353           9,525          39,998
     3                  11,576           10,791           9,983          39,998              10,523           9,715          39,998
     4                  12,155           11,069          10,326          39,998              10,685           9,942          39,998
     5                  12,763           11,356          10,719          39,998              10,840          10,203          39,998
     6                  13,401           11,651          11,120          39,998              10,986          10,455          39,998
     7                  14,071           11,954          11,529          39,998              11,119          10,694          39,998
     8                  14,775           12,266          11,948          39,998              11,237          10,918          39,998
     9                  15,513           12,587          12,375          39,998              11,337          11,124          39,998
    10                  16,289           12,917          12,917          39,998              11,415          11,415          39,998
    11                  17,103           13,324          13,324          39,998              11,517          11,517          39,998
    12                  17,959           13,744          13,744          39,998              11,594          11,594          39,998
    13                  18,856           14,178          14,178          39,998              11,643          11,643          39,998
    14                  19,799           14,627          14,627          39,998              11,663          11,663          39,998
    15                  20,789           15,091          15,091          39,998              11,647          11,647          39,998
    16                  21,829           15,570          15,570          39,998              11,590          11,590          39,998
    17                  22,920           16,066          16,066          39,998              11,484          11,484          39,998
    18                  24,066           16,579          16,579          39,998              11,320          11,320          39,998
    19                  25,270           17,109          17,109          39,998              11,088          11,088          39,998
    20                  26,533           17,656          17,656          39,998              10,776          10,776          39,998
    25                  33,864           20,686          20,686          39,998               7,542           7,542          39,998
    35                  55,160           28,485          28,485          39,998               *               *               *

     * When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  6%, BUT VARIED  ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                 NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                         ISSUE AGE 45 MALE
                                                   INITIAL FACE AMOUNT: $39,998

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)


                                                            CURRENT CHARGES(1)                            GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums
  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500            9,669           8,819          39,998               9,592           8,742          39,998
     2                  11,025            9,348           8,520          39,998               9,179           8,350          39,998
     3                  11,576            9,037           8,230          39,998               8,762           7,954          39,998
     4                  12,155            8,735           7,992          39,998               8,338           7,595          39,998
     5                  12,763            8,442           7,805          39,998               7,907           7,270          39,998
     6                  13,401            8,159           7,627          39,998               7,466           6,935          39,998
     7                  14,071            7,883           7,458          39,998               7,012           6,587          39,998
     8                  14,775            7,616           7,297          39,998               6,543           6,224          39,998
     9                  15,513            7,357           7,144          39,998               6,054           5,841          39,998
    10                  16,289            7,106           7,106          39,998               5,542           5,542          39,998
    11                  17,103            6,896           6,896          39,998               5,026           5,026          39,998
    12                  17,959            6,692           6,692          39,998               4,479           4,479          39,998
    13                  18,856            6,494           6,494          39,998               3,899           3,899          39,998
    14                  19,799            6,300           6,300          39,998               3,281           3,281          39,998
    15                  20,789            6,111           6,111          39,998               2,622           2,622          39,998
    16                  21,829            5,927           5,927          39,998               1,913           1,913          39,998
    17                  22,920            5,748           5,748          39,998               1,147           1,147          39,998
    18                  24,066            5,573           5,573          39,998                 313             313          39,998
    19                  25,270            5,402           5,402          39,998               *               *               *
    20                  26,533            5,236           5,236          39,998               *               *               *
    25                  33,864            4,466           4,466          39,998               *               *               *
    35                  55,160            3,191           3,191          39,998               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  0%, BUT VARIED  ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                        ISSUE AGE 55 FEMALE
                                                   INITIAL FACE AMOUNT: $33,138

                             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)


                                                            CURRENT CHARGES(1)                                GUARANTEED CHARGES(2)
                           -----------------------------------------------     -----------------------------------------------------
                    Premiums
  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,843           9,993          33,138              10,738           9,888          33,138
     2                  11,025           11,760          10,931          33,138              11,542          10,713          33,138
     3                  11,576           12,756          11,949          33,138              12,417          11,610          33,138
     4                  12,155           13,840          13,096          33,138              13,374          12,631          33,138
     5                  12,763           15,018          14,381          33,138              14,420          13,783          33,138
     6                  13,401           16,300          15,768          33,138              15,564          15,033          33,138
     7                  14,071           17,693          17,268          33,138              16,815          16,390          33,138
     8                  14,775           19,207          18,889          33,138              18,183          17,864          33,138
     9                  15,513           20,854          20,642          33,138              19,680          19,468          33,138
    10                  16,289           22,645          22,645          33,138              21,322          21,322          33,138
    11                  17,103           24,716          24,716          33,138              23,222          23,222          33,138
    12                  17,959           26,998          26,998          33,138              25,329          25,329          33,138
    13                  18,856           29,532          29,532          34,848              27,672          27,672          33,138
    14                  19,799           32,312          32,312          37,805              30,272          30,272          35,418
    15                  20,789           35,353          35,353          41,010              33,119          33,119          38,418
    16                  21,829           38,681          38,681          44,483              36,235          36,235          41,670
    17                  22,920           42,331          42,331          47,835              39,653          39,653          44,807
    18                  24,066           46,338          46,338          51,435              43,404          43,404          48,178
    19                  25,270           50,739          50,739          55,306              47,524          47,524          51,801
    20                  26,533           55,581          55,581          59,472              52,058          52,058          55,702
    25                  33,864           87,710          87,710          92,096              82,139          82,139          86,245
    35                  55,160          213,651         213,651         224,334             198,004         198,004         207,905

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                                 NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                        ISSUE AGE 55 FEMALE
                                                   INITIAL FACE AMOUNT: $33,138

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)


                                                            CURRENT CHARGES(1)                                GUARANTEED CHARGES(2)
                                ----------------------------------------------------------------------------------------------------
                    Premiums
  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,256           9,406          33,138              10,151           9,301          33,138
     2                  11,025           10,520           9,691          33,138              10,297           9,469          33,138
     3                  11,576           10,791           9,983          33,138              10,440           9,632          33,138
     4                  12,155           11,069          10,326          33,138              10,578           9,834          33,138
     5                  12,763           11,356          10,719          33,138              10,711          10,073          33,138
     6                  13,401           11,651          11,120          33,138              10,836          10,304          33,138
     7                  14,071           11,954          11,529          33,138              10,949          10,524          33,138
     8                  14,775           12,266          11,948          33,138              11,047          10,728          33,138
     9                  15,513           12,587          12,375          33,138              11,123          10,911          33,138
    10                  16,289           12,917          12,917          33,138              11,174          11,174          33,138
    11                  17,103           13,324          13,324          33,138              11,243          11,243          33,138
    12                  17,959           13,744          13,744          33,138              11,284          11,284          33,138
    13                  18,856           14,178          14,178          33,138              11,295          11,295          33,138
    14                  19,799           14,627          14,627          33,138              11,274          11,274          33,138
    15                  20,789           15,091          15,091          33,138              11,215          11,215          33,138
    16                  21,829           15,570          15,570          33,138              11,108          11,108          33,138
    17                  22,920           16,066          16,066          33,138              10,941          10,941          33,138
    18                  24,066           16,579          16,579          33,138              10,694          10,694          33,138
    19                  25,270           17,109          17,109          33,138              10,348          10,348          33,138
    20                  26,533           17,656          17,656          33,138               9,881           9,881          33,138
    25                  33,864           20,686          20,686          33,138               4,697           4,697          33,138
    35                  55,160           28,485          28,485          33,138               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  6%, BUT VARIED  ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                                 NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                        ISSUE AGE 55 FEMALE
                                                   INITIAL FACE AMOUNT: $33,138

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)


                                                            CURRENT CHARGES(1)                                GUARANTEED CHARGES(2)
                                ---------------------------------------------------------------------------------------------------
                    Premiums
  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500            9,669           8,819          33,138               9,564           8,714          33,138
     2                  11,025            9,348           8,520          33,138               9,123           8,295          33,138
     3                  11,576            9,037           8,230          33,138               8,679           7,872          33,138
     4                  12,155            8,735           7,992          33,138               8,231           7,488          33,138
     5                  12,763            8,442           7,805          33,138               7,778           7,140          33,138
     6                  13,401            8,159           7,627          33,138               7,316           6,785          33,138
     7                  14,071            7,883           7,458          33,138               6,841           6,416          33,138
     8                  14,775            7,616           7,297          33,138               6,348           6,029          33,138
     9                  15,513            7,357           7,144          33,138               5,830           5,617          33,138
    10                  16,289            7,106           7,106          33,138               5,283           5,283          33,138
    11                  17,103            6,896           6,896          33,138               4,723           4,723          33,138
    12                  17,959            6,692           6,692          33,138               4,125           4,125          33,138
    13                  18,856            6,494           6,494          33,138               3,488           3,488          33,138
    14                  19,799            6,300           6,300          33,138               2,808           2,808          33,138
    15                  20,789            6,111           6,111          33,138               2,078           2,078          33,138
    16                  21,829            5,927           5,927          33,138               1,287           1,287          33,138
    17                  22,920            5,748           5,748          33,138                 418             418          33,138
    18                  24,066            5,573           5,573          33,138               *               *               *
    19                  25,270            5,402           5,402          33,138               *               *               *
    20                  26,533            5,236           5,236          33,138               *               *               *
    25                  33,864            4,466           4,466          33,138               *               *               *
    35                  55,160            3,191           3,191          33,138               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  0%, BUT VARIED  ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                                 NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                         ISSUE AGE 65 MALE
                                                   INITIAL FACE AMOUNT: $19,314

                             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)


                                                            CURRENT CHARGES(1)                                GUARANTEED CHARGES(2)
                                 --------------------------------------------------------------------------------------------------
                    Premiums
  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,843           9,993          19,314              10,662           9,812          19,314
     2                  11,025           11,760          10,931          19,314              11,384          10,555          19,314
     3                  11,576           12,756          11,949          19,314              12,176          11,368          19,314
     4                  12,155           13,840          13,096          19,314              13,050          12,306          19,314
     5                  12,763           15,018          14,381          19,314              14,021          13,383          19,314
     6                  13,401           16,300          15,768          19,314              15,106          14,574          19,314
     7                  14,071           17,698          17,273          19,998              16,327          15,902          19,314
     8                  14,775           19,232          18,913          21,347              17,713          17,394          19,661
     9                  15,513           20,913          20,700          22,795              19,258          19,046          20,992
    10                  16,289           22,759          22,759          24,352              20,956          20,956          22,423
    11                  17,103           24,893          24,893          26,138              22,919          22,919          24,065
    12                  17,959           27,222          27,222          28,583              25,061          25,061          26,314
    13                  18,856           29,761          29,761          31,249              27,396          27,396          28,766
    14                  19,799           32,529          32,529          34,155              29,941          29,941          31,439
    15                  20,789           35,543          35,543          37,320              32,714          32,714          34,349
    16                  21,829           38,824          38,824          40,765              35,731          35,731          37,517
    17                  22,920           42,395          42,395          44,515              39,011          39,011          40,962
    18                  24,066           46,298          46,298          48,613              42,573          42,573          44,702
    19                  25,270           50,563          50,563          53,091              46,437          46,437          48,759
    20                  26,533           55,223          55,223          57,984              50,623          50,623          53,154
    25                  33,864           85,868          85,868          90,162              77,216          77,216          81,076
    35                  55,160          209,231         209,231         211,323             184,546         184,546         186,391

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                                 NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                         ISSUE AGE 65 MALE
                                                   INITIAL FACE AMOUNT: $19,314

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)


                                                            CURRENT CHARGES(1)                                GUARANTEED CHARGES(2)
                                ----------------------------------------------------------------------------------------------------
                    Premiums
  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,256           9,406          19,314              10,072           9,222          19,314
     2                  11,025           10,520           9,691          19,314              10,124           9,295          19,314
     3                  11,576           10,791           9,983          19,314              10,155           9,347          19,314
     4                  12,155           11,069          10,326          19,314              10,161           9,417          19,314
     5                  12,763           11,356          10,719          19,314              10,137           9,499          19,314
     6                  13,401           11,651          11,120          19,314              10,077           9,546          19,314
     7                  14,071           11,954          11,529          19,314               9,974           9,549          19,314
     8                  14,775           12,266          11,948          19,314               9,817           9,498          19,314
     9                  15,513           12,587          12,375          19,314               9,593           9,380          19,314
    10                  16,289           12,917          12,917          19,314               9,288           9,288          19,314
    11                  17,103           13,324          13,324          19,314               8,926           8,926          19,314
    12                  17,959           13,744          13,744          19,314               8,452           8,452          19,314
    13                  18,856           14,178          14,178          19,314               7,843           7,843          19,314
    14                  19,799           14,627          14,627          19,314               7,070           7,070          19,314
    15                  20,789           15,091          15,091          19,314               6,093           6,093          19,314
    16                  21,829           15,570          15,570          19,314               4,858           4,858          19,314
    17                  22,920           16,066          16,066          19,314               3,286           3,286          19,314
    18                  24,066           16,579          16,579          19,314               1,272           1,272          19,314
    19                  25,270           17,109          17,109          19,314               *               *               *
    20                  26,533           17,656          17,656          19,314               *               *               *
    25                  33,864           20,686          20,686          21,720               *               *               *
    35                  55,160           28,650          28,650          28,937               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  6%, BUT VARIED  ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                                 NORTHBROOK LIFE INSURANCE COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM
                                                         ISSUE AGE 65 MALE
                                                   INITIAL FACE AMOUNT: $19,314

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)


                                                            CURRENT CHARGES(1)                                GUARANTEED CHARGES(2)
                                ---------------------------------------------------------------------------------------------------
                    Premiums
  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500            9,669           8,819          19,314               9,482           8,632          19,314
     2                  11,025            9,348           8,520          19,314               8,937           8,108          19,314
     3                  11,576            9,037           8,230          19,314               8,361           7,553          19,314
     4                  12,155            8,735           7,992          19,314               7,748           7,004          19,314
     5                  12,763            8,442           7,805          19,314               7,092           6,454          19,314
     6                  13,401            8,159           7,627          19,314               6,381           5,850          19,314
     7                  14,071            7,883           7,458          19,314               5,604           5,179          19,314
     8                  14,775            7,616           7,297          19,314               4,744           4,425          19,314
     9                  15,513            7,357           7,144          19,314               3,781           3,569          19,314
    10                  16,289            7,106           7,106          19,314               2,695           2,695          19,314
    11                  17,103            6,896           6,896          19,314               1,469           1,469          19,314
    12                  17,959            6,692           6,692          19,314                  63              63          19,314
    13                  18,856            6,494           6,494          19,314               *               *               *
    14                  19,799            6,300           6,300          19,314               *               *               *
    15                  20,789            6,111           6,111          19,314               *               *               *
    16                  21,829            5,927           5,927          19,314               *               *               *
    17                  22,920            5,748           5,748          19,314               *               *               *
    18                  24,066            5,573           5,573          19,314               *               *               *
    19                  25,270            5,402           5,402          19,314               *               *               *
    20                  26,533            5,236           5,236          19,314               *               *               *
    25                  33,864            4,466           4,466          19,314               *               *               *
    35                  55,160            3,191           3,191          19,314               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  0%, BUT VARIED  ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                                        NORTHBROOK LIFE INSURANCE COMPANY
                                                   MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                                  JOINT LIFE OPTION
                                                               $10,000 INITIAL PREMIUM
                                                            ISSUE AGE 65 MALE / 65 FEMALE
                                                             INITIAL FACE AMOUNT: $27,688

                                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)


                                                             CURRENT CHARGES(1)                               GUARANTEED CHARGES(2)
              --------------------------------------------------------------------------------------------------------------------
                     Premiums
    End of           Accumulated                        Cash                                            Cash
   Contract          at 5% Interest  Account            Surrender      Death       Account              Surrender           Death
     Year            Per Year         Value             Value          Benefit     Value                 Value              Benefit
---------------   ----------------  -------------  ---------------------------- --------------        --------------  --------------

      1              10,500            9,725             8,875          27,688       9,725              8,875              27,688
      2              11,025            9,440             8,612          27,688       9,440              8,612              27,688
      3              11,576            9,159             8,351          27,688       9,142              8,334              27,688
      4              12,155            8,884             8,141          27,688       8,825              8,082              27,688
      5              12,763            8,617             7,980          27,688       8,487              7,849              27,688
      6              13,401            8,357             7,826          27,688       8,120              7,588              27,688
      7              14,071            8,104             7,679          27,688       7,716              7,291              27,688
      8              14,775            7,858             7,539          27,688       7,265              6,946              27,688
      9              15,513            7,619             7,406          27,688       6,753              6,541              27,688
      10             16,289            7,385             7,385          27,688       6,165              6,165              27,688
      11             17,103            7,194             7,194          27,688       5,505              5,505              27,688
      12             17,959            7,008             7,008          27,688       4,727              4,727              27,688
      13             18,856            6,825             6,825          27,688       3,809              3,809              27,688
      14             19,799            6,646             6,646          27,688       2,721              2,721              27,688
      15             20,789            6,471             6,471          27,688       1,428              1,428              27,688
      16             21,829            6,300             6,300          27,688        *                 *                  *
      17             22,920            6,133             6,133          27,688        *                 *                  *
      18             24,066            5,969             5,969          27,688        *                 *                  *
      19             25,270            5,809             5,809          27,688        *                 *                  *
      20             26,533            5,652             5,652          27,688        *                 *                  *
      25             33,864            4,919             4,919          27,688        *                 *                  *
      35             55,160            3,674             3,674          27,688        *                 *                  *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  0%, BUT VARIED  ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                              NORTHBROOK LIFE INSURANCE COMPANY
                                       MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                      JOINT LIFE OPTION
                                                   $10,000 INITIAL PREMIUM
                                                ISSUE AGE 55 MALE / 55 FEMALE
                                                 INITIAL FACE AMOUNT: $43,779

                            ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)


                                                   CURRENT CHARGES(1)                                 GUARANTEED CHARGES(2)
                                ----------------------------------------------------------------------------------------------------
                     Premiums
   End of            Accumulated                          Cash                                       Cash
  Contract           at 5% Interest      Account          Surrender      Death     Account           Surrender        Death
    Year             Per Year             Value           Value        Benefit     Value             Value            Benefit
-------------      -------------       ------------   ---------------   -------    -----------       -----------      ------------

     1                   10,500             10,323        9,473        43,779          10,323             9,473            43,779
     2                   11,025             10,658        9,829        43,779          10,658             9,829            43,779
     3                   11,576             11,004       10,197        43,779          11,004            10,197            43,779
     4                   12,155             11,363       10,619        43,779          11,363            10,619            43,779
     5                   12,763             11,735       11,097        43,779          11,735            11,097            43,779
     6                   13,401             12,119       11,588        43,779          12,119            11,588            43,779
     7                   14,071             12,517       12,092        43,779          12,517            12,092            43,779
     8                   14,775             12,929       12,611        43,779          12,929            12,611            43,779
     9                   15,513             13,356       13,144        43,779          13,356            13,144            43,779
     10                  16,289             13,798       13,798        43,779          13,798            13,798            43,779
     11                  17,103             14,300       14,300        43,779          14,300            14,300            43,779
     12                  17,959             14,805       14,805        43,779          14,795            14,795            43,779
     13                  18,856             15,329       15,329        43,779          15,277            15,277            43,779
     14                  19,799             15,872       15,872        43,779          15,742            15,742            43,779
     15                  20,789             16,436       16,436        43,779          16,183            16,183            43,779
     16                  21,829             17,020       17,020        43,779          16,593            16,593            43,779
     17                  22,920             17,627       17,627        43,779          16,962            16,962            43,779
     18                  24,066             18,256       18,256        43,779          17,277            17,277            43,779
     19                  25,270             18,909       18,909        43,779          17,520            17,520            43,779
     20                  26,533             19,586       19,586        43,779          17,673            17,673            43,779
     25                  33,864             23,371       23,371        43,779          16,222            16,222            43,779
     35                  55,160             33,384       33,384        43,779          *                 *                 *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  6%, BUT VARIED  ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                              NORTHBROOK LIFE INSURANCE COMPANY
                                       MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                      JOINT LIFE OPTION
                                                   $10,000 INITIAL PREMIUM
                                                ISSUE AGE 55 MALE / 55 FEMALE
                                                INITIAL FACE AMOUNT: $43,779

                           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)


                                                             CURRENT CHARGES(1)                               GUARANTEED CHARGES(2)
                          ---------------------------------------------- ----------------------------------------------------------
                 Premiums
  End of         Accumulated                          Cash                                            Cash
 Contract        at 5% Interest     Account             Surrender       Death           Account       Surrender         Death
   Year          Per Year             Value             Value           Benefit         Value         Value             Benefit
------------    --------------       -----------      ------------  -----------   ------------      -----------         -----------

     1             10,500             9,732             8,882           43,779           9,732          8,882          43,779
     2             11,025             9,471             8,643           43,779           9,471          8,643          43,779
     3             11,576             9,216             8,409           43,779           9,216          8,409          43,779
     4             12,155             8,967             8,224           43,779           8,967          8,224          43,779
     5             12,763             8,724             8,087           43,779           8,724          8,087          43,779
     6             13,401             8,487             7,956           43,779           8,487          7,956          43,779
     7             14,071             8,256             7,831           43,779           8,256          7,831          43,779
     8             14,775             8,030             7,711           43,779           8,030          7,711          43,779
     9             15,513             7,809             7,596           43,779           7,809          7,596          43,779
    10             16,289             7,593             7,593           43,779           7,593          7,593          43,779
    11             17,103             7,398             7,398           43,779           7,398          7,398          43,779
    12             17,959             7,207             7,207           43,779           7,173          7,173          43,779
    13             18,856             7,020             7,020           43,779           6,912          6,912          43,779
    14             19,799             6,837             6,837           43,779           6,607          6,607          43,779
    15             20,789             6,658             6,658           43,779           6,251          6,251          43,779
    16             21,829             6,483             6,483           43,779           5,833          5,833          43,779
    17             22,920             6,311             6,311           43,779           5,337          5,337          43,779
    18             24,066             6,144             6,144           43,779           4,744          4,744          43,779
    19             25,270             5,980             5,980           43,779           4,030          4,030          43,779
    20             26,533             5,820             5,820           43,779           3,164          3,164          43,779
    25             33,864             5,069             5,069           43,779           *              *              *
    35             55,160             3,794             3,794           43,779           *              *              *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION  STATEMENT IN WHICH THESE  ILLUSTRATIONS  APPEARA ARE  ILLUSTRATIVE
ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR FUTURE  INVESTMENT
RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,
ACCOUNT VALUE,  AND CASH SURRENDER  VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM
THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT AVERAGE 0%
OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR BELOW THAT  AVERAGE  FOR
INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER
VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN,  DEPENDING ON THE
INVESTMENT  ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF
THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT  RETURN APPLICABLE TO THE
CONTRACT  AVERAGED  0%, BUT VARIED  ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                            NORTHBROOK LIFE INSURANCE COMPANY
                                     MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                    JOINT LIFE OPTION
                                                 $10,000 INITIAL PREMIUM
                                              ISSUE AGE 65 MALE / 65 FEMALE
                                               INITIAL FACE AMOUNT: $27,688

                         ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)


                                                         CURRENT CHARGES(1)                                   GUARANTEED CHARGES(2)
                          ----------------------------------------------- ---------------------------------------------------------
                  Premiums
   End of         Accumulated                         Cash                                                Cash
  Contract        at 5% Interest      Account         Surrender       Death         Account             Surrender        Death
    Year          Per Year            Value           Value           Benefit       Value             Value            Benefit
-------------   -------------       ------------     -----------    -----------    -----------       -----------     ------------

     1           10,500             10,907           10,057            27,688         10,907            10,057            27,688
     2           11,025             11,883           11,055            27,688         11,883            11,055            27,688
     3           11,576             12,937           12,129            27,688         12,936            12,128            27,688
     4           12,155             14,085           13,342            27,688         14,071            13,327            27,688
     5           12,763             15,339           14,701            27,688         15,296            14,659            27,688
     6           13,401             16,707           16,175            27,688         16,622            16,091            27,688
     7           14,071             18,199           17,774            27,688         18,060            17,635            27,688
     8           14,775             19,827           19,509            27,688         19,623            19,304            27,688
     9           15,513             21,604           21,392            27,688         21,329            21,117            27,688
     10          16,289             23,543           23,543            27,688         23,202            23,202            27,688
     11          17,103             25,787           25,787            27,688         25,377            25,377            27,688
     12          17,959             28,261           28,261            29,674         27,806            27,806            29,196
     13          18,856             30,970           30,970            32,518         30,471            30,471            31,994
     14          19,799             33,931           33,931            35,628         33,383            33,383            35,052
     15          20,789             37,179           37,179            39,038         36,563            36,563            38,391
     16          21,829             40,740           40,740            42,777         40,033            40,033            42,034
     17          22,920             44,645           44,645            46,877         43,814            43,814            46,005
     18          24,066             48,928           48,928            51,374         47,930            47,930            50,327
     19          25,270             53,624           53,624            56,305         52,405            52,405            55,025
     20          26,533             58,773           58,773            61,712         57,262            57,262            60,125
     25          33,864             93,017           93,017            97,668         88,224            88,224            92,635
     35          55,160            233,426          233,426           235,760        211,756           211,756           213,874

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                              NORTHBROOK LIFE INSURANCE COMPANY
                                       MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                      JOINT LIFE OPTION
                                                   $10,000 INITIAL PREMIUM
                                                ISSUE AGE 65 MALE / 65 FEMALE
                                                 INITIAL FACE AMOUNT: $27,688

                            ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)


                                                             CURRENT CHARGES(1)                               GUARANTEED CHARGES(2)
                               ----------------------------------------------------------------------------------------------------
                   Premiums
   End of            Accumulated                        Cash                                             Cash
  Contract         at 5% Interest      Account          Surrender       Death        Account             Surrender        Death
    Year           Per Year             Value           Value           Benefit        Value             Value            Benefit
-------------    -------------       ------------      -----------   -----------   -----------       -----------      ------------

     1              10,500             10,316            9,466           27,688        10,316             9,466            27,688
     2              11,025             10,627            9,798           27,688        10,627             9,798            27,688
     3              11,576             10,939           10,132           27,688        10,930            10,123            27,688
     4              12,155             11,262           10,518           27,688        11,223            10,479            27,688
     5              12,763             11,595           10,957           27,688        11,501            10,864            27,688
     6              13,401             11,938           11,407           27,688        11,761            11,230            27,688
     7              14,071             12,293           11,868           27,688        11,997            11,572            27,688
     8              14,775             12,659           12,340           27,688        12,201            11,883            27,688
     9              15,513             13,037           12,824           27,688        12,364            12,152            27,688
     10             16,289             13,427           13,427           27,688        12,475            12,475            27,688
     11             17,103             13,899           13,899           27,688        12,574            12,574            27,688
     12             17,959             14,389           14,389           27,688        12,598            12,598            27,688
     13             18,856             14,897           14,897           27,688        12,535            12,535            27,688
     14             19,799             15,424           15,424           27,688        12,367            12,367            27,688
     15             20,789             15,971           15,971           27,688        12,070            12,070            27,688
     16             21,829             16,538           16,538           27,688        11,613            11,613            27,688
     17             22,920             17,127           17,127           27,688        10,952            10,952            27,688
     18             24,066             17,738           17,738           27,688        10,027            10,027            27,688
     19             25,270             18,371           18,371           27,688         8,761             8,761            27,688
     20             26,533             19,028           19,028           27,688         7,047             7,047            27,688
     25             33,864             22,701           22,701           27,688        *                 *                 *
     35             55,160             32,416           32,416           32,740        *                 *                 *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  6%, BUT VARIED  ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                                          NORTHBROOK LIFE INSURANCE COMPANY
                                                   MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                                  JOINT LIFE OPTION
                                                               $10,000 INITIAL PREMIUM
                                                            ISSUE AGE 65 MALE / 65 FEMALE
                                                             INITIAL FACE AMOUNT: $27,688

                                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)


                                                             CURRENT CHARGES(1)                               GUARANTEED CHARGES(2)
               --------------------------------------------------------------------------------------------------------------------
                     Premiums
    End of           Accumulated                      Cash                                                         Cash
   Contract          at 5% Interest   Account         Surrender         Death         Account       Surrender      Death
     Year            Per Year         Value           Value             Benefit         Value       Value          Benefit
---------------    ----------------   --------------------------- ----------------------------   -------------- --------------

      1              10,500           9,725             8,875          27,688          9,725           8,875        27,688
      2              11,025           9,440             8,612          27,688          9,440           8,612        27,688
      3              11,576           9,159             8,351          27,688          9,142           8,334        27,688
      4              12,155           8,884             8,141          27,688          8,825           8,082        27,688
      5              12,763           8,617             7,980          27,688          8,487           7,849        27,688
      6              13,401           8,357             7,826          27,688          8,120           7,588        27,688
      7              14,071           8,104             7,679          27,688          7,716           7,291        27,688
      8              14,775           7,858             7,539          27,688          7,265           6,946        27,688
      9              15,513           7,619             7,406          27,688          6,753           6,541        27,688
      10             16,289           7,385             7,385          27,688          6,165           6,165        27,688
      11             17,103           7,194             7,194          27,688          5,505           5,505        27,688
      12             17,959           7,008             7,008          27,688          4,727           4,727        27,688
      13             18,856           6,825             6,825          27,688          3,809           3,809        27,688
      14             19,799           6,646             6,646          27,688          2,721           2,721        27,688
      15             20,789           6,471             6,471          27,688          1,428           1,428        27,688
      16             21,829           6,300             6,300          27,688          *               *            *
      17             22,920           6,133             6,133          27,688          *               *            *
      18             24,066           5,969             5,969          27,688          *               *            *
      19             25,270           5,809             5,809          27,688          *               *            *
      20             26,533           5,652             5,652          27,688          *               *            *
      25             33,864           4,919             4,919          27,688          *               *            *
      35             55,160           3,674             3,674          27,688          *               *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN  ABOVE AND  ELSEWHERE  IN THE
REGISTRATION STATEMENT IN WHICH THESE ILLUSTRATIONS APPEAR ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.
ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE
SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A
PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL
CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A
CONTRACT WOULD ALSO BE DIFFERENT  FROM THOSE SHOWN,  DEPENDING ON THE INVESTMENT
ALLOCATIONS  MADE TO THE  SEPARATE  ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE
SEPARATE  ACCOUNT IF THE ACTUAL RATES OF  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGED  0%, BUT VARIED  ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE
ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
